EXHIBIT (d)

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying quarterly report on Form 6-K of NOVA Chemicals Corporation for the quarter ended March 31, 2005 (the "Report"), I, Jeffrey M. Lipton, Chief Executive Officer of NOVA Chemicals Corporation, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of NOVA Chemicals Corporation.

     This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 6-K.



                                      /s/ Jeffrey M. Lipton
                                      ------------------------------------------
                                      Jeffrey M. Lipton
April 20, 2005                        Chief Executive Officer